UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2016

STAR MOUNTAIN RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-54405	90-0963619
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8307 Shaffer Parkway, Suite 201, Littleton, Colorado	80127
(Address of principal executive offices)	(Zip Code)

(844) 443-7677

(Registrant’s telephone number, including area code)

Not applicable.

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 28, 2016 (the “Closing Date”), Star Mountain Resources, Inc. (“we,” “us,” “our,” or “Company”) entered into and completed the transactions contemplated by the Securities Purchase Agreement (the “SPA”) it entered into with TCA Global Credit Master Fund, LP, a limited partnership organized and existing under the laws of the Cayman Islands (“TCA Global”), whereby we agreed to sell and issue to TCA Global up to $5,000,000 of senior secured convertible, redeemable debentures (the “Debenture”), of which $3,000,000 was purchased by TCA Global on the Closing Date for the total purchase price of $3,000,000. Up to $2,000,000 of additional Debentures may be purchased in additional closings by TCA Global upon our mutual agreement with TCA Global.

Pursuant to the SPA, we issued the Debenture to TCA Global in the principal amount of $3,000,000 which bears interest at 18% per annum. We agreed to make monthly payments of principal and interest to TCA Global provided the first two monthly payments after the Closing Date will consist of interest only. Beginning on the third month after the Closing Date, the entire principal amount will be amortized in equal payments over the next 10 months along with interest on the unpaid balance until the maturity date which is 12 months after the Closing Date. In the event of default under any term or condition of the Debenture, the interest on the Debenture will accrue at the rate of 22% per annum until it is paid.

We have the right to redeem the Debenture in full and for cash, at any time prior to the Maturity Date, with three business days advance written notice to TCA Global. The amount required to redeem the Debenture in full is equal to: (i) the aggregate principal amount then outstanding under the Debenture; plus all accrued and unpaid interest due under the Debenture as of the redemption date. The Company is required to deliver the redemption amount to TCA Global on the third business day after the date of the redemption notice.

TCA Global may at any time and from time to time while the Debenture is outstanding on or after the Closing Date, during the period of time when an event of default has occurred under the Debenture and remains uncured and at the sole option of TCA Global, convert the Debenture into shares of our common stock (the “Conversion Shares”) at a conversion price equal to: (i) the amount to be converted; divided by (ii) eighty-five percent (85%) of the lowest of the volume weighted average price of our common stock during the five (5) trading days immediately prior to a conversion date. We agreed to give TCA Global make-whole rights whereby we agreed that upon liquidation by TCA Global of the Conversion Shares, provided that TCA Global realizes a net amount from such liquidation equal to less than the conversion amount specified in the relevant conversion notice (such net realized amount, the “Realized Amount”), we agreed to issue to TCA Global additional shares of our common stock equal to: (i) the conversion amount; minus (ii) the Realized Amount; divided by (iii) the average volume weighted average price of our Common Stock during the five (5) Business Days immediately prior to the date upon which TCA Global delivers notice to the Company that such additional shares are requested by TCA Global. Following the sale of the make-whole shares by TCA Global: (i) in the event that TCA Global receives net proceeds from such sale which, when added to the Realized Amount from the prior relevant conversion notice, is less than the conversion amount specified in the relevant conversion notice, TCA Global shall deliver an additional make-whole notice to us and our obligation to issue make-whole shares shall continue until the conversion amount has been fully satisfied; and (ii) in the event that TCA Global received net proceeds from the sale of make-whole shares in excess of the conversion amount specified in the relevant conversion notice, such excess amount shall be applied to satisfy any and all amounts owed hereunder in excess of the conversion amount specified in the relevant conversion notice.

Negative Covenants

Pursuant to the terms of the SPA, we agreed to that we would not take any of the following actions so long as TCA Global owns the Debentures:

●	Incur or assume any additional indebtedness or permitting any encumbrances on any of our assets except as provided for in the SPA or approved by TCA Global.

●	Make any new investments.

●	Issue any new equity, debt or convertible or derivative instruments or securities that would result in a Change of Control.

●	Enter into any transaction involving a “Change of Control”, or any other merger, consolidation, sale, transfer, license, Lease, Encumbrance or other disposition of all or substantially all of its properties or business or all or substantially all of its Assets, except for the sale, lease or licensing of property or our assets in the Ordinary Course of our business.

●	Purchase or redeem any shares of our capital stock; (ii) declare or pay any dividends or distributions, whether in cash or otherwise, or set aside any funds for any such purpose; (iii) make any distribution to its shareholders, make any distribution of our property or Assets or make any loans, advances or extensions of credit to, or investments in, any Person, including, without limitation, any our Affiliates, or our officers, directors, employees or Material Shareholder; (iv) pay any of our outstanding indebtedness, except for indebtedness and other Obligations permitted under the SPA; (v) increase the annual salary paid to any of our officers or directors, unless any such increase is part of a written employment contract with any such officers entered into prior to the Closing Date; or (vi) add, replace, remove, or otherwise change any directors or officers of the Credit Parties from the directors and officers existing as of the Closing Date, unless first approved by TCA Global in writing, which approval may be granted or withheld or conditioned by TCA Global in its sole and absolute discretion.

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●	Use any portion of the proceeds of the Debentures except as provided for in the use of proceeds confirmation approved by TCA Global in its sole and absolute discretion.

●	Engage in any line of business other than the businesses engaged in as of the Closing Date and business reasonably related thereto; (ii) change its name, organizational identification number (if applicable), its type of organization, its jurisdiction of organization or other legal structure; or (iii) permit its Certificate of Incorporation, Bylaws or other organizational documents to be amended or modified in any way which could reasonably be expected to have a material adverse effect.

●	Enter into any transaction with any of its Affiliates, officers, directors, employees, Material Shareholders or other insiders, except in the Ordinary Course of Business and upon fair and reasonable terms that are no less favorable to us than we would obtain in a comparable arm’s length transaction with a Person not an Affiliate of ours.

●	Maintain any bank, deposit, credit card payment processing accounts, or other accounts with any financial institution, or any other Person, other than our accounts listed in the SPA without TCA Global’s prior written approval, which approval may be withheld or conditioned in TCA Global’s sole and absolute discretion.

Transaction and Advisory Fees and Expenses

We paid TCA Global a commitment fee equal to one percent (1%) of the amount of the Debentures purchased by TCA Global on the Closing Date. In the event of any additional closings, we agreed to pay TCA Global a commitment fee equal to one percent (1%) of the amount of the Debentures purchased by TCA Global at any such additional closings. In addition, we paid TCA Global a due diligence fee equal to $15,000.00 on the Closing Date. We also agreed to pay TCA Global’s legal fees and expenses of incurred by TCA Global in connection with: (i) the preparation, negotiation, execution, delivery, recordation, administration, amendment, subordination, waiver or other modification or termination of the SPA or any other documents related thereto (the “Transaction Document”); (ii) any documentary stamp taxes, intangibles taxes, recording fees, filing fees, or other similar taxes, fees or charges imposed by or due to any Governmental Authority in connection with the SPA or any other Transaction Documents; (iii) the exercise or enforcement of any of the rights of TCA Global under the SPA or the Transaction Documents; or (iv) the failure by the Credit Parties to perform or observe any of the provisions of the SPA or any of the Transaction Documents. Included in the foregoing shall be the amount of all expenses paid or incurred by TCA Global in consulting with counsel concerning any of its rights under the SPA or any other Transaction Document or under applicable law. In addition, we paid TCA Fund Management Group an advisory fee of $300,000 on the Closing Date pursuant to the terms of an Advisory Services Agreement.

Collateral

To secure our obligations under the Debenture, we entered into a Security Agreement covering all of our assets, a pledge agreement covering our ownership interest in our subsidiaries and our subsidiaries entered into security agreements covering all of their assets and pledge agreements covering their ownership interest in their subsidiaries (our indirect subsidiaries) (collectively, the “Pledge Agreements”), our wholly owned, indirect subsidiary St. Lawrence Zinc Company, LLC entered into a Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing in favor of TCA Global encumbering all of its real property and mining interests (“Mortgage”) (such mortgage is subject to the $500,000 principal amount promissory note we issued to the Development Authority of the North Country, a New York public benefit corporation (“DANC”), which loan is pari passu with the Debenture as provided for in an Intercreditor Agreement entered into between DANC and TCA Global), Guarantee Agreements whereby our subsidiaries guaranteed our performance and payment under the Debenture.

The foregoing descriptions of the Debenture, SPA, Advisory Services Agreement, Security Agreements, Mortgage, Pledge Agreements and the Guarantee Agreements are qualified in their entirety by reference to such document, which document or form thereof is filed hereto as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively, and are incorporated herein by reference.

Bridge Financing

Effective on June 28, 2016, we issued to each of our Chief Executive Officer who is also a director and one of our directors a warrant to purchase 250,000 shares of our common stock at $1.00 per share for a period of three years from the date of issuance unless earlier called by us in the event our common stock trades at or above three dollars ($3.00) per share for a period exceeding ten (10) consecutive trading days (the “Common Stock Warrants”). The exercise price of the warrants is subject to proportional adjustment in the event of stock splits, stock dividends and similar corporate events. A holder of the warrants is entitled to piggy-back registration rights for the shares of our common stock issuable upon exercise of the warrants. The Warrants were issued in partial consideration of an aggregate $250,000 loan by our Chief Executive Officer and director they provided to us in June 2016 (the “Bridge Loan”). The Bridge Loan was repaid in full from the proceeds of the Debenture.

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The foregoing descriptions of the Warrant is qualified in its entirety by reference to such document which is filed hereto as Exhibit 10.8 and is incorporated herein by reference.

Item 2.03.	Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 3.02	Unregistered Sales of Equity Securities.

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

We claim an exemption from the registration requirements of the Securities Act, for the private placement of these securities pursuant to Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder because, among other things, the transaction did not involve a public offering, TCA Global is an accredited investor, TCA Global acquired the securities for investment and not resale, and we took appropriate measures to restrict the transfer of the securities.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective as of June 28, 2016, our Board of Directors (“Board”) increased the size of the Board to five members and appointed Donald Taylor as a new member of the Board and ratified and confirmed the previous appointments of each of the other four members of the Board, those members being: Joseph Marchal, Chairman of the Board, Edward Brogan, Donald Sutherland and Douglas MacLellan. At this time, we do not have any compensation agreements with our any of our directors. Compensation arrangements are the subject of ongoing development and we will make appropriate additional disclosures as they are further developed and formalized.

The following is a brief description of the background on Mr. Taylor.

Mr. Taylor has more than 30 years’ experience in the management and implementation of domestic and international exploration and mining, project evaluations and development, ore reserve estimation/evaluation and mining business development. Since 2012, Mr. Taylor has been the Chief Operating Officer and a member of the Board of Directors of Arizona Mining Company (formerly Wildcat Silver Corp.), a Toronto Stock Exchange (TSX.AZ) junior resource company engaged in the exploration for mineral resources. Previously Mr. Taylor was the Vice President of Exploration for Arizona Mining Company from 2010 to 2012. In addition, Mr. Taylor was the Vice President of Exploration for the Doe Run Company, from 1999 to 2010. From 1979 to 1990 Mr. Taylor has been engaged as a mine geologist for a variety of projects in the U.S. Mr. Taylor has a Bachelor of Science degree in Geology from Southeast Missouri State University and a Master of Science degree from University of Missouri at Rolla. He is a Licensed Professional Geologist and a qualified person as defined by National Instrument 43-101, a national instrument for the Standards of Disclosure for Mineral Projects within Canada.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description

10.1	Securities Purchase Agreement between Star Mountain Resources, Inc. and TCA Global Credit Master Fund, LP dated June 28, 2016.

10.2	Senior Secured, Convertible, Redeemable Debenture issued by Star Mountain Resources, Inc. in favor of TCA Global Credit Master Fund, LP dated June 28, 2016.

10.3	Advisory Services Agreement between Star Mountain Resources, Inc. and TCA Fund Management Group dated June 28, 2016.

10.4	Mortgage, Security Agreement, Assignment of Leases and Rents, and Fixture Filing by St. Lawrence Zinc Company, LLC to TCA Global Credit Master Fund, LP dated June 28, 2016.

10.5	Form of Security Agreement in favor of TCA Global Credit Master Fund, LP.
10.6	Form of Pledge Agreement in favor of TCA Global Credit Master Fund, LP.
10.7	Form of Guarantee Agreement in favor of TCA Global Credit Master Fund, LP.
10.8	Form of Common Stock Warrant issued in June 2016 (Incorporated by reference to Exhibit 10.3 of the Company’s Form 8-K filed with the SEC on June 17, 2015)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Star Mountain Resources, Inc.

Date: July 5, 2016	By:	/s/ Wayne Rich
Wayne Rich, Chief Financial Officer

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